Supplement Dated February 25, 2022
To The Prospectus Dated April 26, 2021

JNL® Series Trust

Please note that the changes may impact your variable annuity product(s).

Effective February 1, 2022, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/Lazard International Strategic Equity Fund, please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
John R. Reinsberg	April 2013	Deputy Chairman, Lazard
Mark Little	April 2013	Managing Director and Portfolio Manager/Analyst, Lazard
Michael A. Bennett	April 2013	Managing Director and Portfolio Manager/Analyst, Lazard
Robin O. Jones	April 2013	Managing Director and Portfolio Manager/Analyst, Lazard
Jimmie Bork	February 2022	Senior Vice President and Portfolio Manager/Analyst, Lazard

Effective February 1, 2022, in the section entitled, “Additional Information About the Funds,” under “The Sub-Adviser and Portfolio Management,” for the JNL/Lazard International Strategic Equity Fund, please add the following after the sixth paragraph:

Jimmie Bork is a Senior Vice President of Lazard.  He is also a Portfolio Manager/Analyst on the Lazard’s Global Equity Income, International Strategic Equity and Global Strategic Equity teams. Mr. Bork joined the Lazard in 2016 and has been working in the investment field since 2011.  Prior to Joining Lazard, Mr. Bork was an Equity Analyst with Legal & General and Credit Suisse.

This Supplement is dated February 25, 2022.

Supplement Dated February 25, 2022
To The Statement of Additional Information
Dated April 26, 2021

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective February 1, 2022, on page 232, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Lazard Asset Management LLC, under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” for the JNL/Lazard International Strategic Equity Fund, please delete the table in the entirety and replace with the following, which reflects information as of December 31, 2021:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Mark Little	Other Registered Investment Companies	8	$7.41 billion	0	$0
	Other Pooled Vehicles	9	$5.33 billion	0	$0
	Other Accounts	44	$9.9 billion	1	$231.48 million

Michael A. Bennett	Other Registered Investment Companies	11	$15.88 billion	1	$5.94 billion
	Other Pooled Vehicles	17	$7.65 billion	0	$0
	Other Accounts	173	$26.08 billion	3	$303.66 million

Robin O. Jones	Other Registered Investment Companies	8	$7.41 billion	0	$0
	Other Pooled Vehicles	9	$5.33 billion	0	$0
	Other Accounts	44	$9.9 billion	1	$231.48 million

John R. Reinsberg	Other Registered Investment Companies	15	$9.88 billion	0	$0
	Other Pooled Vehicles	71	$15.78 billion	2	$373.52 million
	Other Accounts	11	$10.35 billion	0	$0

Jimmie Bork	Other Registered Investment Companies	1	$17.8 million	0	$0
	Other Pooled Vehicles	3	$341.53 million	0	$0
	Other Accounts	5	$354.21 million	1	$231.48 million

Effective January 3, 2022, on page 234, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Lazard Asset Management LLC, under “Security Ownership of Portfolio Managers for the JNL/Lazard International Strategic Equity Fund as of December 31, 2021,” please delete the table in the entirety and replace with the following:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mark Little	X
Michael A. Bennett	X
Robin O. Jones	X
John R. Reinsberg	X
Jimmie Bork	X

This Supplement is dated February 25, 2022.